UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2022

FIVE STAR BANCORP

(Exact Name of Registrant as Specified in Charter)

California	001-40379	75-3100966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Zinfandel Drive, Suite 100, Rancho Cordova, California, 95670

(Address of Principal Executive Offices, and Zip Code)

(916) 626-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	FSBC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

As described under Item 5.07 of this Current Report on Form 8-K, at the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Five Star Bancorp (the “Company”) held on May 19, 2022, the Company’s shareholders approved an amendment to Section 3.2 of the Company’s Amended and Restated Bylaws (the “Bylaws,” and as so amended and restated, the “Amended and Restated Bylaws”) to change the range of the board of directors from five (5) to fifteen (15) to a range of nine (9) to seventeen (17), and to make other clarifying edits.

A description of the amendment to the Bylaws is set forth in Item 2 of the Company’s 2022 Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 6, 2022.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 19, 2022, the Company held its Annual Meeting; 15,330,470 shares were represented by proxies or voted at the Annual Meeting, or 88.89% of the total shares outstanding. At the Annual Meeting, shareholders elected all of the 12 director nominees named in the Company’s 2022 Proxy Statement for a one-year term until the 2023 Annual Meeting of Shareholders and to serve until his or her successor is elected and qualified; approved an amendment to the Company’s Bylaws to change the range of the board of directors, which is set forth under Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference; and ratified the appointment of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022. Final voting results from the Annual Meeting are as follows:

Item 1 – Election of Directors

Nominee	For	Withheld	Broker Non-Votes
David J. Lucchetti	12,164,027	307,287	2,859,156
David F. Nickum	12,440,587	30,727	2,859,156
Larry E. Allbaugh	12,098,201	373,113	2,859,156
James E. Beckwith	12,440,587	30,727	2,859,156
Shannon Deary-Bell	12,168,865	302,449	2,859,156
Warren P. Kashiwagi	12,439,007	32,307	2,859,156
Donna L. Lucas	12,439,078	32,236	2,859,156
Robert T. Perry-Smith	12,437,597	33,717	2,859,156
Kevin F. Ramos	12,289,780	181,534	2,859,156
Randall E. Reynoso	12,438,757	32,557	2,859,156
Judson T. Riggs	12,437,598	33,716	2,859,156
Leigh A. White	12,439,013	32,301	2,859,156

Item 2 – Amendment of the Company’s Bylaws to Change Range of Board of Directors

For	Against	Abstain	Broker Non-Votes
12,105,758	87,837	277,719	2,859,156

Item 3 – Ratification of Selection of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2022

For	Against	Abstain	Broker Non-Votes
15,327,751	1,208	1,511	0

No other matters were submitted for shareholder action.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description
3.2	Amended and Restated Bylaws of Five Star Bancorp
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR BANCORP

	By:	/s/ Heather Luck
Name: Heather Luck
Title: Senior Vice President and Chief Financial Officer

Date: May 23, 2022